UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	May 10, 2016 (April 1, 2016)

AmTrust Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 43rd Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Explanatory Note

On April 4, 2016, AmTrust Financial Services, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (“SEC”) to report that, on April 1, 2016, the Company’s Audit Committee had approved the dismissal of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm, effective as of the date of BDO’s completion of audit services for the fiscal quarter ending March 31, 2016, and the filing of the Company’s first quarter Form 10-Q with the SEC, and approved the appointment of KPMG LLP as the Company’s independent registered public accounting firm beginning with the second fiscal quarter of 2016, and for the year ending December 31, 2016.

This Current Report on Form 8-K/A amends the Original 8-K to update the disclosures contained in the Original 8-K, and to confirm that BDO has completed all audit services for the Company for the fiscal quarter ending March 31, 2016 and that BDO’s dismissal as the Company’s independent registered public accounting firm was, therefore, effective as of May 10, 2016.

Item 4.01    Changes in Registrant’s Certifying Accountant.

On May 10, 2016, the Company filed its first quarter 2016 Form 10-Q with the SEC. BDO’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2014 and the subsequent interim period preceding BDO’s dismissal, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its reports on the financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided BDO with a copy of this Form 8-K/A and requested that BDO furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements above. A copy of BDO’s letter dated May 10, 2016 is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01    Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from BDO USA, LLP addressed to the Securities and Exchange Commission, dated May 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

Date	May 10, 2016

/s/ Ronald E. Pipoly, Jr.
Ronald E. Pipoly, Jr.
Executive Vice President, Chief Financial Officer